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                                                                    EXHIBIT 10.1






                   12% SECOND PRIORITY SECURED NOTES DUE 2006

                         REGISTRATION RIGHTS AGREEMENT

                          DATED AS OF AUGUST 22, 2002

                                  BY AND AMONG

                         ORBITAL SCIENCES CORPORATION,
                 ORBITAL INTERNATIONAL, INC., AS THE GUARANTOR

                                      AND

                           JEFFERIES/QUARTERDECK, LLC
                           JEFFERIES & COMPANY, INC.






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                          REGISTRATION RIGHTS AGREEMENT


               This Registration Rights Agreement is made and entered into as of August 22, 2002, by and between Orbital Sciences Corporation, a Delaware corporation (the "Company") and Orbital International, Inc., a Virginia corporation (the "Guarantor"), on the one hand, and Jefferies/Quarterdeck, LLC and Jefferies & Company, Inc. (such entities collectively, the "Initial Purchaser"), on the other hand.

               This Agreement is made pursuant to the Purchase Agreement, dated August 9, 2002 by and between the Company, the Guarantor and the Initial Purchaser (the "Purchase Agreement"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company and the Guarantor have agreed to provide the registration rights provided for in this Agreement to the Initial Purchaser and its direct and indirect transferees. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

               The parties hereby agree as follows:

1.      Definitions

               As used in this Agreement, the following terms shall have the following meanings:

               Affiliate: As defined in Rule 144 of the Securities Act.

               Agreement: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

               Applicable Period:  As defined in Section 2(f) hereof.

               Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

               Closing Date: The Closing Date as defined in the Purchase Agreement.

               Effectiveness Period: As defined in Section 3(a) hereof.

               Effectiveness Target Date: The 180th day following the Closing Date.


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               Eligible Holder: As defined in Section 3 hereof.

               Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

               Exchange Offer: As defined in Section 2(a) hereof.

               Exchange Offer Registration Statement: As defined in Section 2(a) hereof.

               Exchange Securities: The 12% Second Priority Secured Notes due 2006, Series B, of the Company, including the Guarantees endorsed thereon, identical in all respects to the Notes, except for references to series and restrictive legends.

               Exempt Resales: The transactions in which the Initial Purchaser proposes to sell the Notes to certain "qualified institutional buyers" as such term is defined in Rule 144A.

               Filing Date: The 90th day after the Closing Date.

               Guarantees: The full and unconditional guarantee, on a senior secured basis by the Guarantor, as to payment of principal, interest, premium, if any, and Liquidated Damages, if any, with respect to the Notes.

               Holder: Each registered holder of any Transfer Restricted Securities.

               Indenture: The Indenture, dated the date hereof, between the Company, the Guarantor and the Trustee thereunder, pursuant to which the Notes and the Guarantees are being issued, as amended, modified or supplemented from time to time in accordance with the terms thereof.

               Interest Payment Date: As defined in the Indenture.

               Liquidated Damages: As defined in Section 4(a) hereof.

               Notes: The 12% Second Priority Secured Notes due 2006, Series A, of the Company, including the Guarantees endorsed thereon, issued pursuant to the Indenture.

               Participating Broker-Dealer: As defined in Section 2(f) hereof.

               Person: Any corporation, individual, limited liability company, joint stock company, joint venture, partnership, limited liability partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust, municipality or other entity.


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               Proceeding: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

               Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

               Questionnaire: As defined in Section 3(a) hereof.

               Registration Default: As defined in Section 4(a) hereof.

               Registration Statement: Any registration statement of the Company that covers any of the Transfer Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

               Rule 144: Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

               Rule 144A: Rule 144A promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

               Rule 158: Rule 158 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

               Rule 415: Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.


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               Rule 424: Rule 424 promulgated by the SEC pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

               SEC: The Securities and Exchange Commission.

               Securities Act or Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

               Shelf Notice: As defined in Section 2(h) hereof.

               Shelf Registration: As defined in Section 3 hereof.

               Special Counsel: One nationally recognized firm acting as special counsel to the Holders of Transfer Restricted Securities, the reasonable fees and expenses of which the Holders of Transfer Restricted Securities will be reimbursed pursuant to Section 6(b) hereof.

               TIA: The Trust Indenture Act (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

               Transfer Restricted Securities: The Notes and the Exchange Securities in each case that may not be sold absent registration or qualification under, or the availability of an exemption from the registration or qualification requirements of, applicable federal or state securities law.

               Trustee: U.S. Bank, N.A., the trustee under the Indenture.

               underwritten registration or underwritten offering: A registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

               Underwriting Request: As defined in Section 9(a) hereof.

2.      Exchange Offer

               (a) The Company and the Guarantor shall: (i) prepare and file with the SEC promptly after the date hereof, but in no event later than the Filing Date, a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer (the "Exchange Offer") to the Holders to issue and deliver to such Holders, in exchange for the Notes, a like aggregate principal amount of Exchange Securities, (ii) use their respective reasonable best efforts to cause the Exchange Offer Registra-


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tion Statement to become effective as promptly as practicable after the filing thereof, but in no event later than the Effectiveness Target Date, (iii) use their respective reasonable best efforts to keep the Exchange Offer Registration Statement effective until the consummation of the Exchange Offer pursuant to its terms, and (iv) unless the Exchange Offer would not be permitted by a policy of the SEC, commence the Exchange Offer and use their respective reasonable best efforts to, on the earliest practicable date after the Exchange Offer Registration Statement is declared effective, but in no event later than 30 Business Days thereafter, consummate the Exchange Offer and issue Exchange Securities in exchange for all Notes tendered prior thereto in the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC.

               (b) The Exchange Securities shall be issued under, and entitled to the benefits of, the Indenture or a trust indenture that is identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA).

               (c) In connection with the Exchange Offer, the Company and the Guarantor shall: (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal that is an exhibit to the Exchange Offer Registration Statement, and any related documents; (ii) keep the Exchange Offer open for not less than 20 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law); (iii) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York; (iv) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and (v) otherwise comply with all laws applicable to the Exchange Offer.

               (d) As soon as practicable after the close of the Exchange Offer, the Company and the Guarantor shall: (i) accept for exchange all Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer; (ii) deliver to the Trustee for cancellation all Notes so accepted for exchange; and
(iii) cause the Trustee promptly to authenticate and deliver to each Holder of Notes, Exchange Securities equal in aggregate principal amount to the Notes of such Holder so accepted for exchange.

               (e) Interest on each Exchange Security will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the date of original issue of the Notes. Each Exchange Security shall bear interest at the rate set forth thereon; provided, that interest with respect to the


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period prior to the issuance thereof shall accrue at the rate or rates borne by the Notes surrendered in exchange therefor from time to time during such period.

               (f) The Company and the Guarantor shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," containing a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"). Such "Plan of Distribution" section shall also allow the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including (without limitation) all Participating Brokers-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities. The Company and the Guarantor shall use their respective reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirement of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Securities (the "Applicable Period").

               (g) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a broker-dealer) shall furnish, upon the request of the Company, prior to the consummation of the Exchange Offer, a written representation to the Company and the Guarantor (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that, at the time of the consummation of the Exchange Offer: (i) it is not an affiliate of the Company, (ii) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities and (iii) it is acquiring the Exchange Securities in its ordinary course of business. As a condition to its participation in the Exchange Offer, each Holder using the Exchange Offer to participate in a distribution of the Exchange Securities shall acknowledge and agree that, if the resales are of Exchange Securities obtained by such Holder in exchange for Notes acquired directly from the Company or an affiliate thereof, it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

               (h) If (i) the Exchange Offer is not permitted by applicable law or SEC policy, or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the consummation of the Exchange Offer (provided that if a Holder has


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delivered a notice within such time period, any other Holder meeting the requirements set forth in clauses (A), (B) or (C) hereof may thereafter submit a notice without regard to such time period restriction) that (A) such Holder was prohibited by law or SEC policy from participating in the Exchange Offer or (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a broker-dealer and holds Notes acquired directly from the Company or any of its affiliates, then the Company and the Guarantor shall promptly deliver to the Eligible Holders (as defined below) and the Trustee notice thereof (the "Shelf Notice") and shall use reasonable best efforts to prepare and thereafter file a Shelf Registration pursuant to Section 3. The Shelf Notice shall specify a date on which the Company and the Guarantor intend to file such Shelf Registration, which date shall not be more than 60 days after the obligation to perform a Shelf Registration arises.

3.      Shelf Registration

               If a Shelf Notice is required to be delivered pursuant to Section 2(h)(i), then this Section 3 shall apply to all Transfer Restricted Securities. If a Shelf Notice is required to be delivered pursuant to Section 2(h)(ii), then this Section 3 shall apply solely with respect to the Transfer Restricted Securities held by those Holders who have delivered a notice described in
Section 2(h)(ii) (the Holders whose Transfer Restricted Securities may be included in any Shelf Registration, the "Eligible Holders").

               (a) The Company and the Guarantor shall mail together with a Shelf Notice or as soon as practicable thereafter a questionnaire (the "Questionnaire"), soliciting the information required by Items 507 and 508 of Regulation S-K, to each of the Eligible Holders. As a condition to any Eligible Holder's Transfer Restricted Securities being included, and such Eligible Holder being named as a selling securityholder, in the Shelf Registration referred to below and any Prospectus related thereto, such Eligible Holder shall submit to the Company and the Guarantor a fully completed Questionnaire and shall agree to amend and submit to the Company and the Guarantor a revised Questionnaire any time the information contained therein ceases to be accurate and complete. The Company and the Guarantor agree to file with the SEC on or prior to the 60th day after the obligation arises, a Registration Statement (the "Shelf Registration") for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Securities held by Eligible Holders that fully complete and return their Questionnaires at least two Business Days prior to the date the Shelf Registration is intended to be filed, as stated in the Shelf Notice. Following the initial filing of the Shelf Registration, the Company shall include the Transfer Restricted Securities held by, and shall name as selling securityholders, in the final Prospectus relating to such Shelf Registration, any Eligible Holder that returns a fully completed Questionnaire after such cut-off date but not less than two Business Days before the


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date on which the Company and the Guarantor file with the SEC their request for acceleration of effectiveness of the Shelf Registration. Following the date on which the Shelf Registration is declared effective by the SEC, the Company and the Guarantor will use their reasonable best efforts to prepare and file a post-effective amendment to the Shelf Registration or a supplement to the Prospectus, as may be required under the Securities Act, to include in the Shelf Registra tion the Transfer Restricted Securities held by, and/or name as a selling securityholder in the Prospectus, any Eligible Holder within five Business Days after receipt from such Eligible Holder of a fully completed Questionnaire. The Shelf Registration shall be on Form S-3 under the Securities Act or another appropriate form permitting registration of such Transfer Restricted Securities for resale by the Eligible Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings, if requested by Eligible Holders of not less than $30 million in aggregate principal amount of Transfer Restricted Securities and not reasonably objected to by the Company). The Company and the Guarantor shall use their reasonable best efforts, as described in Section 5, to cause the Shelf Registration to be declared effective pursuant to the Securities Act as promptly as practicable after the filing thereof (but in no event later than 90 days after the filing thereof) and to keep the Shelf Registration continuously effective under the Securities Act for 24 months after the Effectiveness Target Date, or such shorter period ending when either (1) all Transfer Restricted Securities covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration or (2) there cease to be outstanding any Transfer Restricted Securities (the "Effec tiveness Period").

               (b) The Company and the Guarantor shall use reasonable best efforts to keep the Shelf Registration continuously effective, for the period described in Section 3(a) hereof, by supplementing and amending the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act or if reasonably requested by the Eligible Holders holding a majority of the aggregate outstanding principal amount of the Transfer Restricted Securities covered by such Shelf Registration Statement or by any underwriter of such Transfer Restricted Securities.

               (c) Notwithstanding anything to the contrary in this Section 3, but subject to compliance with Section 4, the Company may, by delivering written notice to the named selling securityholders, prohibit offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration at any time if (A)(i) the Company is in possession of material non-public information relating to the Company, (ii) the Company determines (based on advice of counsel) that such prohibition is necessary in order to avoid a requirement to disclose such material non-public information to the public and (iii) the Company determines in good faith that public disclosure of such material non-public information would not be in the best interests of the Company and its stockholders, or (B)(i) the Company has made a public announcement relating to an acquisition or business combination transaction including the Company and/or one or more of its subsidiar-


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ies that is material to the Company and its subsidiaries taken as a whole and
(ii) the Company determines in good faith that (x) offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration prior to the consummation of such transaction (or such earlier date as the Company shall determine) would not be in the best interests of the Company and its stockholders or (y) it would be impracticable at the time to obtain any financial statements relating to such acquisition or business combination transaction that would be required to be set forth in the Shelf Registration; provided, however, that upon (i) the public disclosure by the Company of the material non-public information described in clause (A) of this paragraph or
(ii) the consumma tion, abandonment or termination of, or the availability of the required financial statements with respect to, a transaction described in clause (B) of this paragraph, the suspension of the use of the Shelf Registration pursuant to this Section 3(c) shall cease and the Company shall promptly comply with Section 5(b) hereof and notify such Holders that dispositions of Transfer Restricted Securities may be resumed.

4.      Liquidated Damages

               (a) The Company, the Guarantor and the Initial Purchaser agree that the Holders of Transfer Restricted Securities will suffer damages if the Company and the Guarantor fail to fulfill their obligations pursuant to Sections 2, 3 and 5(b) hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, in the event of such failure by the Company or the Guarantor to fulfill such obligations, the Company and the Guarantor hereby agree to pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities under the circumstances and to the extent set forth below.

               If (i) the Exchange Offer Registration Statement has not been filed with the SEC on or prior to the Filing Date; or (ii) if the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Target Date; or (iii) if the Exchange Offer is not consummated on or before the 60th Business Day after the Exchange Offer Registration Statement is declared effective by the SEC; or (iv) if obligated to file a Shelf Registration and the Company and the Guarantor fail to file such Shelf Registration with the SEC on or prior to the 60th day after such filing obligation arises; or (v) if obligated to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the 90th day after such filing obligation arises; or (vi) if the Exchange Offer Registration Statement has been declared effective by the SEC and thereafter ceases to be effective or the Prospectus contained therein ceases to be usable in connection with resales of Transfer Restricted Securities for such time of non-effectiveness or non usability; or (vii) the Shelf Registration has been declared effective by the SEC and thereafter ceases to be effective or the Prospectus contained therein ceases to be usable in connection with resales of Transfer Restricted Securities (including as a result of a prohibition against sales of Transfer Restricted Securities pursuant to Section 3(c) hereof or a suspension of the use of the Prospectus as described in the last paragraph of
Section 5 hereof) at any time


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during the Effectiveness Period for a period of time which shall exceed 90 consecutive days or 120 days in the aggregate during any 365-day period (any of the foregoing, a "Registration Default"), then the Company and the Guarantor shall pay Liquidated Damages in cash to each Holder of Transfer Restricted Securities for the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of Liquidated Damages shall increase by an additional $0.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of $0.50 per week per $1,000 in principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, (x) only Eligible Holders shall be eligible to receive Liquidated Damages with respect to Registration Defaults described in clauses (iv), (v) or (vii) hereof, and (y) only those Persons subject to the prospectus delivery requirements of the Securities Act (as described in Section 2(f) hereof) shall be eligible to receive Liquidated Damages with regards to the Registration Default described in clause (vi) hereof. The Company and the Guarantor will not be required to pay Liquidated Damages for more than one Registration Default at any given time. Following the cure of all Registration Defaults relating to any Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease. A Registration Default under clause (i) above shall be cured on the date that the Exchange Offer Registration Statement is filed with the SEC; a Registration Default under clause (ii) above shall be cured on the date that the Exchange Offer Registration Statement is declared effective by the SEC; a Registration Default under clause (iii) above shall be cured on the date the Exchange Offer is consummated with respect to all Notes validly tendered; a Registration Default under clause (iv) above shall be cured on the date such Shelf Registration is filed with the SEC; a Registration Default under clause (v) above shall be cured on the date such Shelf Registration is declared effective by the SEC; a Registration Default under clause (vi) above is cured upon the filing of a post-effective amendment to the Exchange Offer Registration Statement that causes such Exchange Offer Registration Statement to again be declared effective and made usable or the Prospectus contained therein again becomes usable consistent with applicable law; a Registration Default under clause (vii) above is cured upon the filing of a post-effective amendment to the Shelf Registration Statement that causes such Shelf Registration Statement to again be declared effective and made usable or the Prospectus contained therein again becomes usable consistent with applicable law.

               (b) The Company and the Guarantor shall notify the Trustee as promptly as possible, but in no event more than three Business Days after each and every date on which a Registration Default occurs. Liquidated Damages shall be paid on each Interest Payment Date by the Company and the Guarantor to the Holders or Eligible Holders, as the case may be, of Transfer Restricted Securities as of the immediately preceding Record Date (as defined in the Indenture) in the same manner interest is paid to Holders of Notes pursuant to the Indenture.


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Each obligation to pay Liquidated Damages shall be deemed to commence accruing on the date of the applicable Registration Default and to cease accruing when all Registration Defaults have been cured. In no event shall the Company and the Guarantor pay Liquidated Damages in excess of the applicable maximum amount set forth above, regardless of whether one or multiple Registration Defaults exist.

5.      Registration Procedures

               In connection with the Company's and the Guarantor's registration obligations hereunder, the Company and the Guarantor shall use their reasonable best efforts to effect such registrations on the appropriate form available for the sale of the Transfer Restricted Securities to permit the exchange of Transfer Restricted Securities for Exchange Securities or, in the case of a Shelf Registration, the sale of Transfer Restricted Securities in accordance with the method or methods of disposition thereof (including, without limitation, one or more underwritten offer ings, if requested by Eligible Holders of not less than $30 million in aggregate principal amount of Transfer Restricted Securities and not reasonably objected to by the Company) specified by the Eligible Holders of a majority in aggregate principal amount of Transfer Restricted Securi ties, and pursuant thereto the Company and the Guarantor shall use their reasonable best efforts to:

               (a) No fewer than five Business Days prior to the initial filing of a Registra tion Statement or Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (but excluding any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Holders of the Transfer Restricted Securities (or, in the case of a Shelf Registration, Eligible Holders), their Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review and comment of such Holders or Eligible Holders, as the case may be, their Special Counsel and such underwriters, if any, for a period of (a) at least five Business Days (in the case of the initial Registration Statement and Prospectus) or (b) two Business Days (in the case of any amendment or supplement thereto), and cause the officers and directors of the Company and the Guarantor, counsel to the Company and the Guarantor and independent certified public accountants to the Company and the Guarantor to respond to such inquiries as shall be necessary in connection with such Registration Statement, in the opinion of Special Counsel and counsel to such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company and the Guarantor shall not file any such Registra tion Statement or related Prospectus or any amendments or supplements thereto (other than any document that would be incorporated or deemed to be incorporated in the Registration Statement by reference) to which the Holders of a majority of the aggregate outstanding principal amount of the Transfer Restricted Securities (or, in the case of a Shelf Registration, Eligible Holders


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holding a majority of the aggregate outstanding principal amount of Transfer
Restricted Securities held by such Eligible Holders), their Special Counsel, or the managing underwriters, if any, shall reasonably object on a timely basis; provided that the Company and the Guarantor may assume, for the purposes of this subparagraph (a), that objections to the inclusion of information specifically requested to be included in the Registration Statement by the staff of the SEC, or in the opinion of counsel to the Company and the Guarantor, required to be in the Registration Statement, or specifically required by the Securities Act or other applicable law, shall not be deemed to be reasonable; and provided further, that the Company and the Guarantor shall not be permitted to include in the Registration Statement any securities other than the Transfer Restricted Securities;

               (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period; cause, subject to Section 3(c) hereof, the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the selling securityholders set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

               (c) Notify the Holders of Transfer Restricted Securities to be sold or their Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing,
(i)(A) when a Prospectus or post-effective amendment is proposed to be filed, and (B) with respect to a Registration Statement, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any Proceeding for that purpose, (iv) of the receipt by the Company or the Guarantor of any notifica tion with respect to the suspension of the qualification or exemption from qualification of any of the Transfer Restricted Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, and (v) of the happening of any event that makes any statement made in such Registration Statement or Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (d) Use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for sale in any jurisdiction, at the earliest reasonably practicable moment;

               (e) If an underwritten offering has been requested by Eligible Holders of not less than $30 million in aggregate principal amount of Transfer Restricted Securities and not reasonably objected to by the Company, and if requested by the managing underwriters, if any, or the Eligible Holders of a majority in aggregate outstanding principal amount of the Transfer Restricted Securities being sold in connection with such offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the Company, the Guarantor, the managing underwriters, if any, and such Eligible Holders agree should be included therein relating to the terms of the sale of the Transfer Restricted Securities of such Eligible Holder in the Prospectus, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company or the Guarantor have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company and the Guarantor shall not be required to take any action pursuant to this Section 5(e) that would, in the opinion of counsel for the Company and the Guarantor, violate applicable law;

               (f)     Furnish to each Holder of Transfer Restricted
Securities, their Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested in writing by such Holder, Special Counsel or managing underwriter);

               (g)     Deliver to each Holder of Transfer Restricted
Securities, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such persons reasonably request; and the Company and the Guarantor hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities and the underwriters, if any, in connection with the offering and sale of the Transfer Restricted Securities covered by such Prospectus and any amendment or supplement thereto;

               (h) Use reasonable efforts to register or qualify or cooperate with the Holders of Transfer Restricted Securities to be sold, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter reasonably requests in writing; use reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and use reasonable efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Registration Statement; provided, however, that the Company and the Guarantor shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company and the Guarantor to any tax in any such jurisdiction where it is not then so subject;

               (i) In connection with any sale or transfer of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request in writing at least three Business Days prior to any sale of Transfer Restricted Securities;

               (j) Use reasonable efforts to cause the offering of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may require such registration or approval, except as may be required as a consequence of the nature of such selling Holder's business, in which case the Company and the Guarantor will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Transfer Restricted Securities; provided, however, that the Company and the Guarantor shall not be required to register the Transfer Restricted Securities in any jurisdiction that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company and the Guarantor to any tax in any such jurisdiction where it is not then so subject or to require the Company and the Guarantor to qualify to do business in any jurisdiction where it is not then so qualified;

               (k) Upon the occurrence of any event contemplated by Section 5(c)(v) hereof, as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (l) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, to provide a CUSIP number for the Transfer Restricted Securities;

               (m) Enter into such agreements (including, if requested by Eligible Holders of not less than $30 million in aggregate principal amount of Transfer Restricted Securities and not reasonably objected to by the Company, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Eligible Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold) in order to expedite or facilitate the disposition of such Transfer Restricted Securities, and, in such connection, if an underwriting agreement is entered into, (i) make such representations and warranties to the underwriters with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement and Prospectus, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) use reasonable best efforts to obtain opinions of counsel to the Company and the Guarantor and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any), addressed to each of the underwriters, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the underwriters; (iii) use reasonable best efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company and the Guarantor (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company or the Guarantor for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed (where reasonably possible) to each selling securityholder and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) the underwriting agreement shall contain indemnification provisions and procedures no less favorable to the selling securityholders and the underwriters than those set forth in Section 6 hereof (or such other provisions and procedures acceptable to Holders of a majority of aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement and the managing underwriters); and (v) deliver such documents and certificates as may be reasonably requested by the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) of this Section 5(m) and to evidence compliance with any customary conditions contained in the underwriting agreement;

               (n) Make available for inspection by a representative of the Eligible Holders of not less than a majority in aggregate outstanding principal amount of the Transfer Restricted Securities being sold, any managing underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any counsel, consultant or accountant retained by such represen tative of the selling securityholders or managing underwriter, at the offices where normally kept, during reasonable business hours, such financial and other information and books and records of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to respond to such inquiries, as shall be reasonably necessary, in the judgment of the Special Counsel and counsel to such underwriters, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person;

               (o) Cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Transfer Restricted Securities; and in connection therewith, cooperate with the trustee under the Indenture and the Holders of the Transfer Restricted Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable best efforts to cause such trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner; and

               (p) Comply with applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158, no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158.

               The Company and the Guarantor may require each Eligible Holder of Transfer Restricted Securities as to which any registration is being effected to furnish to the Company and the Guarantor such information regarding the distribution of such Transfer Restricted Securities as is required by law to be disclosed in the applicable Registration Statement and the Company and the Guarantor may exclude from such registration the Transfer Restricted Securities of any Eligible Holder who fails to furnish such information within a reasonable time after receiving such request and such Eligible Holder shall not be entitled to Liquidated Damages as a result of the exclusion of such Eligible Holder's Transfer Restricted Securities from such registration by the Company and the Guarantor. Each such Eligible Holder agrees, by the acquisition of Transfer Restricted Securities, and agrees to confirm such agreement in writing upon request of the Company or the Guarantor, to notify the Company and the Guarantor as promptly as practicable of any inaccuracy or change in information previously furnished by such Eligible Holder to the Company and the Guarantor or of the occurrence of any event as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Eligible Holder or such Eligible Holder's intended method of distribution of such Transfer Restricted Securities, or omits to state any material fact regarding such Eligible Holder or such Eligible Holder's intended method of distribution of such Transfer Restricted Securities, necessary to make the statements therein, in light of the circumstances then existing, not misleading and promptly to furnish to the Company and the Guarantor any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Eligible Holder or the distribution of such Transfer Restricted Securities, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading.

               If any such Registration Statement refers to any Eligible Holder by name or otherwise as the holder of any securities of the Company, then such Eligible Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Eligible Holder, to the effect that the holding by such Eligible Holder of such securities is not to be construed as a recommendation by such Eligible Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Eligible Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Eligible Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Eligible Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

               Each Holder of Transfer Restricted Securities agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 3(c) hereof or of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v) hereof, such Holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities at the time of receipt of such notice.

6.      Registration Expenses

               (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company and the Guarantor shall be borne by it whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws (including, without limitation and in addition to that provided for in (b) below, reasonable fees and disbursements of counsel for the underwriters or Special Counsel for the Holders in connection with Blue Sky qualifications of the Transfer Restricted Securities)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Transfer Restricted Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, the Guarantor and Special Counsel for the Holders (plus any local counsel reasonably required by the Holders of a majority in aggregate outstanding principal amount of the Transfer Restricted Securities), in accordance with the provisions of Section 6(b) hereof, (v) fees and disbursements of all independent certified public accountants referred to in
Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company and the Guarantor desire such insurance, and (vii) fees and expenses of all other persons retained by the Company and the Guarantor. In addition, the Company and the Guarantor shall pay their internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and all fees and expenses, if any, incurred in connection with the listing of the securities to be registered on the New York Stock Exchange (or on another national securities exchange or on NASDAQ). Notwithstanding the foregoing or anything in this Agreement to the contrary, each selling securityholder shall pay all commissions, placement agent fees and underwriting discounts and commissions with respect to any Transfer Restricted Securities sold by it and the fees and disbursements of any counsel or other advisors or experts retained by such selling securityholders (severally or jointly), other than Special Counsel and local counsel referred to in clause (iv) above.

               (b) In connection with the preparation and filing of any Registration Statement pursuant to the terms hereof, the Company and the Guarantor shall reimburse the Holders of the Transfer Restricted Securities being registered pursuant to such Registration Statement for the reasonable fees and disbursements of Special Counsel thereto (in addition to any local counsel), who shall be Skadden, Arps, Slate, Meagher & Flom LLP, unless another firm shall be chosen by the Holders of a majority in aggregate outstanding principal amount of the Transfer Restricted Securities for whose benefit the applicable Registration Statement is being prepared.

7.      Indemnification

               (a) The Company and the Guarantor agree to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities and judgments (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement, preliminary Prospectus or Prospectus provided by the Company and the Guarantor to any Holder or any prospective purchaser of Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus, Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon and made in conformity with information relating to such Holder furnished in writing to the Company and the Guarantor by such Holder, provided, however, that the indemnification contained in this
Section 7(a) with respect to a preliminary Prospectus shall not inure to the benefit of any Holder (or to the benefit of any person controlling such Holder) on account of any such loss, claim, damage, liability or judgment arising from the sale of the Transfer Restricted Securities by such Holder to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in a preliminary Prospectus was corrected in the Prospectus and, due to the wrongful actions or wrongful inaction of such Holder, such Holder did not send or give in a timely manner, a copy of the Prospectus to such person (as then amended or supplemented) if the Company or the Guarantor had previously furnished sufficient copies thereof to such Holder in a timely basis.

               The Company and the Guarantor agree to notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investiga tion) or litigation in connection with the matters addressed by this Agreement which involves the Company, the Guarantor or any person indemnified hereunder. This indemnity agreement will be in addition to any liability which the Company and the Guarantor may otherwise have, including under this Agreement.

               (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantor and each of either company's directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantor to the same extent as the foregoing indemnity from the Company and the Guarantor set forth in section (a) above, but only with reference to information relating to such Holder furnished in writing to the Company and the Guarantor by such Holder expressly for use in any Registration Statement, preliminary Prospectus or Prospectus. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

               (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing (provided, that the failure to give such notice shall not relieve the indemnifying party of its obligations pursuant to this Agreement except to the extent that the indemnifying party has been materially prejudiced by such failure) and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by affected Holders holding a majority in aggregate principal amount of Transfer Restricted Securities held by all such affected Holders, in the case of the parties indemnified pursuant to Section 7(a), and by the Company and the Guarantor, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
(ii) effected without its written consent if the settlement is entered into more than twenty Business Days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

               (d) To the extent that the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, on the one hand, and the Holders, on the other hand, from the sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 7(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company and the Guarantor, on the one hand, and of the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantor, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor, on the one hand, or by the Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

               The Company, the Guarantor and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 7(d) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

8.      Rules 144 and 144A

               The Company and the Guarantor agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 of 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 of 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

9.      Underwritten Registrations

               (a)     If any Eligible Holder or Holders desire to sell
Transfer Restricted Securities covered by any Shelf Registration in an underwritten offering, they shall notify the Company in writing of such desire (the "Underwriting Request"). The Underwriting Request shall include: the aggregate principal amount of Notes proposed to be offered, the proposed underwriter or underwriters and the proposed date of offering (which shall not be less than twenty Business Days after such notice). The Company shall have five Business Days from the date of such notice to inform such Eligible Holders of whether or not the Company reasonably objects to such underwritten offering, it being understood that in no instance shall the Company be deemed to be acting unreasonably in objecting to any proposed underwritten offering if the aggregate market value of such aggregate principal amount of Notes proposed to be offered is less than $30 million as determined by the average price of the Notes over the 10 days prior to the date of the Underwriting Request. The Company shall not be obligated (but may agree) to participate in any "roadshow" or other marketing activities with regards to any such underwritten offering.

               (b) If any of the Transfer Restricted Securities covered by any Shelf Registra tion are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Eligible Holders of a majority in aggregate outstanding principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

               No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

               (c) Each Eligible Holder of Transfer Restricted Securities agrees, if requested (pursuant to a timely written notice) by the managing underwriters in an underwritten offering, not to effect any private sale or distribution (including a sale pursuant to Rule 144(k) and Rule 144A, but excluding non-public sales to any of its affiliates, officers, directors, employees and controlling persons) of any of the Notes, in the case of an offering of the Company's debt securities, during the period beginning 10 days prior to, and ending 90 days after, the closing date of the underwritten offering.

               The foregoing provisions of this Section 9(c) shall not apply to any Eligible Holder of Transfer Restricted Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement.

               (d) Subject to Section 9(a) hereof, the Initial Purchaser and all Holders of Transfer Restricted Securities agree that, notwithstanding any other term or provision hereof, the Company shall not be required to use its reasonable best efforts to enter into any agreements (including underwriting agreements) or take any other actions contemplated by Section 5(m) hereof unless requested in writing by the Holders of at least a majority in aggregate outstanding principal amount of the Transfer Restricted Securities sold to the Initial Purchaser pursuant to the Purchase Agreement.

10.     Miscellaneous

               (a) Remedies. The Company and the Guarantor acknowledge and agree that any failure by the Company and the Guarantor to comply with its obligations under this Agree ment may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the obligations of the Company and the Guarantor hereunder. The Company and the Guarantor further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (b)     No Inconsistent Agreements. The Company and the
Guarantor will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company and the Guarantor have not previously entered into any agreement granting any registration rights with respect to its securities to any Person except as set forth on Schedule 10(b). The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's or the Guarantor's securities under any agreement in effect on the date hereof.

               (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 4 hereof and this Section 10(c)(i), the Company and the Guarantor have obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company and the Guarantor have obtained the written consent of Holders of a majority in aggregate outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being sold pursuant to a Registration Statement and that does not affect directly or indirectly the rights of other Holders of Transfer Restricted Securities may be given by the Holders of a majority of the aggregate outstanding principal amount of Transfer Restricted Securities being sold by such Holders pursuant to such Registration Statement.

               (d) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantor, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

               (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                       (i) if to a Holder, at the address set forth on the records of the Regis trar under the Indenture, with a copy to the Registrar under the Indenture; and

                       (ii)    if to the Company or the Guarantor:

                               Orbital Sciences Corporation
                               21839 Atlantic Boulevard
                               Dulles, Virginia  20166
                               Telecopy No.: (703) 406-5572
                               Attention: Legal Department

                               With a copy to:

                               Hogan and Hartson L.L.P.
                               Columbia Square
                               555 13th Street N.W.
                               Washington, DC  20004
                               Telecopy No.: (202) 637-5910
                               Attention:  James E. Showen

               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

               Copies of all such notices (other than any notice required under Section 4(i) hereof), demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

               (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

               (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK, INCLUDING, WITHOUT LIMITATION, NEW YORK GENERAL OBLIGATIONS
LAWss. 5-1401.

               (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

               (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                ORBITAL SCIENCES CORPORATION


                                By: /s/ MICHAEL R. WILLIAMS
                                    -----------------------------------
                                    Name:  Michael R. Williams
                                    Title: Senior Vice President and Treasurer

                                ORBITAL INTERNATIONAL, INC.


                                By: /s/ MICHAEL R. WILLIAMS
                                    -----------------------------------
                                    Name:  Michael R. Williams
                                    Title: Vice President and Treasurer

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

JEFFERIES/QUARTERDECK, LLC


By:     /s/ MARK J. CARMEN
        ------------------------------------------
        Name:  Mark J. Carmen
        Title: Senior Vice President

JEFFERIES & COMPANY, INC.


By:     /s/ MARK J. CARMEN
        ------------------------------------------
        Name:  MARK J. CARMEN
        Title: Senior Vice President

                                                                  SCHEDULE 10(b)


               Warrant Registration Rights Agreement, dated August 22, 2002


Registration Rights Agreement dated as of January 15, 2000 by and between Orbital Sciences Corporation and Morgan Guaranty Trust Company of New York, as Administrative Agent






                                       29